Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Bob Lougee (800) 611-8488
Wednesday, October 26, 2011		bob.lougee@usamobility.com

USA Mobility Reports Third Quarter Operating Results;

Board Declares Regular Quarterly Dividend

Wireless and Software Businesses Record Solid Performance;

Record High Margins Posted for Wireless and Total Company;

Debt Balance Further Reduced

Springfield, VA (October 26, 2011) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging, mobile voice and data and unified communications solutions, today announced operating results for the third quarter ended September 30, 2011. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.25 per share, payable on December 9, 2011 to stockholders of record on November 18, 2011.

Total revenue for the third quarter was $61.5 million. Revenue from the Company’s Wireless business (USA Mobility Wireless) was $48.6 million, compared to $52.1 million in the second quarter and $56.7 million in the third quarter of 2010. Revenue from the Software business (Amcom Software) was $12.9 million, compared to $13.1 million in the second quarter. Software maintenance revenue was reduced by $1.5 million for purchase accounting adjustments in the third quarter, compared to a reduction of $2.6 million in the second quarter. Excluding purchase accounting adjustments, Software revenue for the third quarter would have been $14.4 million.

Third quarter EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) totaled $21.3 million, compared to $21.4 million in the second quarter. EBITDA from Wireless was $19.9 million, compared to $20.4 million in the prior quarter and $22.0 million in the year-earlier quarter. EBITDA from Software was $1.4 million compared to $1.0 million in the second quarter. Excluding purchase accounting adjustments, third quarter consolidated EBITDA would have been $22.8 million or 36.2 percent of revenue.

Net income for the third quarter was $10.4 million, or $0.46 per fully diluted share, compared to $18.6 million, or $0.82 per fully diluted share, in the second quarter and $15.4 million, or $0.69 per fully diluted share, in the year-earlier quarter. Excluding the purchase accounting adjustments and one-time items, net income for the third quarter of 2011 would have been $11.6 million or $0.51 per fully diluted share, compared to $14.9 million, or $0.66 per fully diluted share, for the second quarter of 2011 and $13.2 million, or $0.59 per fully diluted share, for the third quarter of 2010.

Third quarter results included:

Wireless

•

Net unit losses were 58,000 in the third quarter, compared to 49,000 in the second quarter and 77,000 in the third quarter of 2010. Units in service at September 30, 2011 totaled 1,721,000, compared to 1,950,000 at September 30, 2010. The annual rate of subscriber erosion improved to 11.7 percent from 12.2 percent in the second quarter and 15.1 percent in the year-ago quarter, while the quarterly rate of unit erosion was 3.3 percent, compared to 2.7 percent in the second quarter and 3.8 percent in the year-earlier quarter.

•

The annual rate of revenue erosion was 14.4 percent in the third quarter, compared to 11.9 percent in the second quarter and 18.4 percent in the year-earlier quarter. The quarterly rate of revenue erosion was 6.8 percent, compared to 0.8 percent in the second quarter and 4.1 percent in the year-earlier quarter.

•	Total ARPU (average revenue per unit) was $8.59 in the third quarter, compared to $8.74 in the second quarter and $8.85 in the third quarter of 2010.

•

EBITDA margin (or EBITDA as a percentage of revenue) for Wireless was 41.1 percent, compared to 39.2 percent in the second quarter and 38.8 percent in the year-earlier quarter (or 37.4 percent absent the one-time benefits).

Software

•	Bookings for the quarter ended September 30, 2011 were $14.2 million, compared to $15.2 million in the second quarter.

•	Backlog was $21.3 million at September 30th, compared to $20.5 million at June 30th.

•

Of the $12.9 million in Software revenue for the third quarter, $4.6 million was maintenance revenue and $8.3 million was operations revenue, compared to $3.2 million and $9.9 million, respectively, of the $13.1 million in Software revenue for the prior quarter.

•	The renewal rate for maintenance in the third quarter was 99.6 percent.

•	EBITDA margin for Software was 10.3 percent, compared to 8.0 percent in the second quarter.

Total Company

•

Operating expenses (excluding depreciation, amortization and accretion) totaled $40.2 million in the third quarter, with $28.6 million for Wireless and $11.6 million for Software, compared to operating expenses of $43.7 million in the second quarter, with $31.7 million for Wireless and $12.0 million for Software.

•	Consolidated EBITDA margin was 34.6 percent, compared to 32.9 percent in the second quarter.

•	Capital expenses were $1.8 million, compared to $1.7 million in the third quarter of 2010.

•	Dividends paid to stockholders totaled $5.5 million in the third quarter.

•	The Company’s cash balance at September 30, 2011 was $40.6 million.

•	The Company retired $9.6 million of bank debt during the third quarter. The outstanding debt balance at September 30, 2011 was $28.3 million at an interest rate of 5.25 percent.

“Despite a still challenging economy, we again made excellent progress during the quarter in both our Wireless and Software businesses,” said Vincent D. Kelly, president and chief executive officer. “Results either met or exceeded our key performance targets and were consistent with the adjusted financial guidance we revised last quarter. On the Wireless side, we were pleased to see continued improvement in the annual rate of paging subscriber and revenue erosion, while posting record margins. This will be the seventh consecutive year since our formation in late 2004 where we have expanded our operating margins. Additionally, our Software subsidiary, Amcom Software, recorded a strong quarter in a tough economic environment with solid bookings and a growing backlog. In addition, we continued to maintain high operating margins, reduce expenses, pay down debt incurred with the Amcom acquisition, and generate sufficient cash flow to again return capital to stockholders in the form of dividend distributions.”

Kelly said USA Mobility’s Wireless business continued to focus its sales efforts around the core market segments of Healthcare, Government and Large Enterprise during the quarter. The three segments represented 89.8 percent of the Company’s direct subscriber base and 85.0 percent of its direct paging revenue at the end of the quarter. “Healthcare now represents 66.3 percent of our direct customer base,” Kelly noted, “and continues to be our best performing market segment with the highest rate of gross placements and lowest rate of net unit loss. Gross placements of paging units within Healthcare totaled 42,000 during the quarter, while the net loss rate among Healthcare accounts was 1.8 percent. Our Healthcare segment continues to benefit from two primary factors: (1) recognition by customers that the acquisition of Amcom underscores our long-term commitment to the Healthcare segment; and (2) recognition among providers that paging offers well-defined cost and reliability advantages that enable them to meet their most critical messaging needs.”

Commenting on the Company’s Software business, Christopher Heim, president of Amcom Software, said: “Amcom continued to see strong bookings during the quarter. Demand was strongest in North American hospitals where we sold software solutions for call center management, emergency notification, critical smartphone messaging, and clinical middleware. We also experienced good sales activity in the U.S. government sector and in our Australian market. As a result, we ended the quarter with a solid backlog and pipeline of new business opportunities. In addition, we continued to identify cross-selling opportunities for both Software and Wireless sales teams with the goal of enhancing sales prospects for each line of business.”

Shawn E. Endsley, chief financial officer, said the Company continued to reduce operating expenses and further retired bank debt during the third quarter. “Recurring operating expenses (excluding depreciation, amortization and accretion) for Wireless decreased 19.4 percent from the year-earlier quarter,” Endsley noted, “exceeding the 14.4 percent rate of Wireless revenue decline. In addition, we repaid $9.6 million in bank debt incurred in connection with the Amcom acquisition, reducing our outstanding balance to $28.3 million at September 30th while maintaining a cash balance of $40.6 million.”

Regarding financial guidance for 2011, Endsley said the Company is maintaining its prior guidance based on current trends. The Company provides financial guidance (schedule attached) for both the full-year, assuming the acquisition of Amcom Software had occurred on January 1, 2011, and with an adjusted guidance range, which reflects Software’s results from March 3, 2011 (the date of the acquisition) along with the required purchase accounting adjustments to maintenance revenue. As such, Endsley said the Company expects total revenues for 2011 to range from $235 million to $248 million, with Wireless between $193 million and $200 million and Software between $42 million and $48 million; operating expenses (excluding depreciation, amortization and accretion) to range from $162 million to $174 million, with Wireless between $127 million and $134 million and Software between $35 million and $40 million; and capital expenses to range from $6.5 million to $9 million, with Wireless between $6 million and $8 and Software between $0.5 million and $1 million.

* * * * * * * * *

USA Mobility plans to host a conference call for investors on its third quarter operating results at 10:00 a.m. Eastern Time on Thursday, October 27, 2011. Dial-in numbers for the call are 719-457-2630 or 888-293-6979. The pass code for the call is 7247712. A replay of the call will be available from 1:00 p.m. ET on October 27 until 11:59 p.m. on Thursday, November 10. Replay numbers are 719-457-0820 or 888-203-1112. The pass code for the replay is 7247712.

* * * * * * * * *

About USA Mobility

USA Mobility, Inc., headquartered in Springfield, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. In addition, through its Amcom Software subsidiary, it provides mission critical unified communications solutions for hospitals, contact centers, emergency management, mobile event notification and messaging. As a single-source provider, USA Mobility’s focus is on the business-to-business marketplace and supplying wireless connectivity solutions to organizations nationwide. The Company operates the largest one-way paging and advanced two-way paging networks in the United States. USA Mobility also offers mobile voice and data services through Sprint Nextel and T-Mobile, including BlackBerry® smartphones and GPS location applications. The Company’s product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments. USA Mobility also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale. For further information visit www.usamobility.com and www.amcomsoftware.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

USA MOBILITY, INC.

FINANCIAL GUIDANCE

	(In millions)
	Full Year Guidance Range (a)			Adjusted Guidance Range (b)
	From	To		From	To
Revenues
Wireless	$182.0	$192.0		$193.0	$200.0
Software	57.0	63.0	(c)	42.0	48.0

Combined	$239.0	$255.0		$235.0	$248.0

Operating Expenses (d)
Wireless	$136.0	$132.0		$134.0	$127.0
Software	47.0	43.0		40.0	35.0

Combined	$183.0	$175.0		$174.0	$162.0

Capital Expenses
Wireless	$7.0	$5.0		$8.0	$6.0
Software	2.0	1.0		1.0	0.5

Combined	$9.0	$6.0		$9.0	$6.5

(a)	The full year guidance assumes that the Amcom Software, Inc. (“Software”) acquisition had occurred as of January 1, 2011.
(b)	The adjusted guidance for 2011 reflects Software’s results from March 3, 2011, the date of acquisition, and reflects the fair value adjustment to maintenance revenues as required by generally accepted accounting principles.
(c)	The full year guidance for Software revenues does NOT reflect any fair value adjustment to maintenance revenue as a result of purchase accounting.
(d)	Operating expenses exclude depreciation, amortization and accretion.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a), (b)

(In thousands, except share and per share amounts)

	For the three months ended 9/30/11			For the nine months ended 9/30/11
	Wireless	Software	Total	Wireless	Software	Total

Revenue:
Paging service	$45,121	$—	$45,121	$141,068	$—	$141,068
Cellular	315	—	315	2,198	—	2,198
Product and related sales (c)	2,535	12,929	15,464	7,684	30,808	38,492
Other	570	—	570	2,218	—	2,218

Total revenue	48,541	12,929	61,470	153,168	30,808	183,976

Operating expenses:
Cost of products sold (c)	423	5,528	5,951	2,257	13,202	15,459
Service, rental and maintenance (c)	13,194	2,023	15,217	43,221	4,648	47,869
Selling and marketing	3,412	2,515	5,927	11,191	6,248	17,439
General and administrative	11,550	1,527	13,077	39,141	3,344	42,485
Severance and restructuring	28	—	28	78	—	78
Depreciation, amortization and accretion	3,407	1,673	5,080	11,057	3,861	14,918

Total operating expenses	32,014	13,266	45,280	106,945	31,303	138,248

% of total revenue	66.0%	102.6%	73.7%	69.8%	101.6%	75.1%

Operating income (loss)	16,527	(337)	16,190	46,223	(495)	45,728

% of total revenue	34.0%	-2.6%	26.3%	30.2%	-1.6%	24.9%

Interest expense, net	(732)	—	(732)	(1,841)	(9)	(1,850)
Other income (expense), net	7	(8)	(1)	7,904	(84)	7,820

Income (loss) before income tax expense (benefit)	15,802	(345)	15,457	52,286	(588)	51,698
Income tax expense (benefit)	5,156	(146)	5,010	(17,759)	(236)	(17,995)

Net income (loss)	$10,646	$(199)	$10,447	$70,045	$(352)	$69,693

Basic net income per common share			$0.47			$3.16

Diluted net income per common share			$0.46			$3.10

Basic weighted average common shares outstanding			22,090,913			22,080,485

Diluted weighted average common shares outstanding			22,573,064			22,487,374

Reconciliation of operating income (loss) to EBITDA (d):
Operating income (loss)	$16,527	$(337)	$16,190	$46,223	$(495)	$45,728
Add back: depreciation, amortization and accretion	3,407	1,673	5,080	11,057	3,861	14,918

EBITDA	$19,934	$1,336	$21,270	$57,280	$3,366	$60,646

% of total revenue	41.1%	10.3%	34.6%	37.4%	10.9%	33.0%

(a)	Includes consolidated results of operations of USA Mobility Wireless, Inc. (“Wireless”) and Software.
(b)	Slight variations in totals are due to rounding.
(c)	Wireless results were reduced by $372,000 for intercompany revenue and expenses.
(d)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (a)

(In thousands)

	9/30/11	12/31/10
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$40,589	$129,220
Accounts receivable, net	21,315	13,419
Prepaid expenses and other	4,381	2,638
Inventory	2,424	160
Tax receivables	997	5,004
Escrow receivables	7,319	—
Deferred income tax assets, net	6,737	3,915

Total current assets	83,762	154,356
Tax receivables	213	191
Property and equipment, net	22,428	27,135
Goodwill	130,921	—
Other intangible assets, net	40,302	511
Deferred income tax assets, net	47,480	47,390
Escrow receivables	7,500	—
Deferred financing costs, net	887	—
Other assets	1,353	1,075

Total assets	$334,846	$230,658

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term debt	$11,250	$—
Accounts payable and accrued liabilities	13,222	14,794
Accrued compensation and benefits	9,739	12,701
Consideration payable	7,319	—
Customer deposits	2,496	718
Deferred revenue	14,944	6,268

Total current liabilities	58,970	34,481
Long-term debt, net of current portion	17,000	—
Consideration payable	7,500	—
Deferred revenue	545	—
Other long-term liabilities	12,189	11,787

Total liabilities	96,204	46,268

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	131,117	129,696
Retained earnings	107,523	54,692

Total stockholders’ equity	238,642	184,390

Total liabilities and stockholders’ equity	$334,846	$230,658

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)

(Unaudited and in thousands)

	For the nine months ended
	9/30/11	9/30/10

Cash flows from operating activities:
Net income	$69,693	$37,358
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	14,918	19,901
Amortization of deferred financing costs	521	—
Deferred income tax (benefit) expense	(19,072)	9,622
Amortization of stock based compensation	1,093	571
Provisions for doubtful accounts, service credits and other	989	3,504
Settlement of non-cash transaction taxes	243	(927)
(Gain)/Loss on disposals of property and equipment	118	(3)
(Gain) on disposals of narrow band PCS licenses	(7,500)	—
Changes in assets and liabilities:
Accounts receivable	(518)	1,265
Prepaid expenses, intangibles and other assets	6,752	643
Accounts payable and accrued liabilities	(9,988)	(9,744)
Customer deposits and deferred revenue	3,578	(462)

Net cash provided by operating activities	60,827	61,728

Cash flows from investing activities:
Purchases of property and equipment	(5,134)	(4,018)
Proceeds from disposals of property and equipment	45	72
Proceeds from disposals of narrow band PCS licenses	7,500	—
Acquisitions, net of cash acquired	(134,217)	—

Net cash used in investing activities	(131,806)	(3,946)

Cash flows from financing activities:
Issuance of debt	24,044	—
Repayment of debt	(23,697)	—
Deferred financing costs	(1,408)	—
Cash dividends to stockholders	(16,591)	(16,667)
Purchase of common stock	—	(8,893)

Net cash used in financing activities	(17,652)	(25,560)

Net (decrease) increase in cash and cash equivalents	(88,631)	32,222
Cash and cash equivalents, beginning of period	129,220	109,591

Cash and cash equivalents, end of period	$40,589	$141,813

Supplemental disclosure:
Interest paid	$1,198	$—

Income taxes paid	$1,658	$340

Non-cash financing activities	$27,750	$—

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a)

(Unaudited and in thousands, except share and per share amounts)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10

Revenues:
Paging service	$45,121	$47,319	$48,628	$50,319	$52,778	$54,875	$57,832
Cellular	315	1,199	684	499	532	624	708
Product and related sales (b)	2,535	2,805	2,344	2,784	2,805	2,732	3,358
Other	570	768	880	1,046	595	881	886

Total revenues	48,541	52,091	52,536	54,648	56,710	59,112	62,784

Operating expenses:
Cost of products sold (b)	423	1,171	663	1,051	819	1,134	1,209
Service, rental and maintenance (b)	13,194	14,211	15,816	16,221	16,821	17,175	18,941
Selling and marketing	3,412	3,946	3,833	3,915	4,060	4,394	4,557
General and administrative	11,550	12,351	15,240	14,829	12,907	15,924	15,812
Severance and restructuring	28	17	33	1,738	86	41	314
Depreciation, amortization and accretion	3,407	3,618	4,032	4,226	5,899	6,698	7,304

Total operating expenses	32,014	35,314	39,617	41,980	40,592	45,366	48,137

% of total revenues	66.0%	67.8%	75.4%	76.8%	71.6%	76.7%	76.7%

Operating income	$16,527	$16,777	$12,919	$12,668	$16,118	$13,746	$14,647

% of total revenues	34.0%	32.2%	24.6%	23.2%	28.4%	23.3%	23.3%

Reconciliation of operating income to EBITDA (c):
Operating income	$16,527	$16,777	$12,919	$12,668	$16,118	$13,746	$14,647
Add back: depreciation, amortization and accretion	3,407	3,618	4,032	4,226	5,899	6,698	7,304

EBITDA	$19,934	$20,395	$16,951	$16,894	$22,017	$20,444	$21,951

% of total revenues	41.1%	39.2%	32.3%	30.9%	38.8%	34.6%	35.0%

(a)	Slight variations in totals are due to rounding.
(b)	Wireless results were reduced by $372,000 for intercompany revenue and expenses.
(c)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC. (WIRELESS)

UNITS IN SERVICE ACTIVITY (a)

(Unaudited and in thousands)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Units in service

Beginning units in service
Direct one-way	1,559	1,599	1,645	1,692	1,749	1,804	1,881
Direct two-way	97	100	106	109	121	126	133

Total direct	1,656	1,699	1,751	1,801	1,870	1,930	2,014

Indirect one-way	71	75	68	75	82	90	101
Indirect two-way	52	54	70	74	75	79	67

Total indirect	123	129	138	149	157	169	168

Total beginning units in service	1,779	1,828	1,889	1,950	2,027	2,099	2,182

Gross placements
Direct one-way	50	56	47	45	58	62	53
Direct two-way	5	5	3	6	4	6	5

Total direct	55	61	50	51	62	68	58

Indirect one-way	3	3	1	2	3	3	3
Indirect two-way	—	2	—	1	1	1	15

Total indirect	3	5	1	3	4	4	18

Total gross placements	58	66	51	54	66	72	76

Gross disconnects
Direct one-way	(99)	(94)	(93)	(92)	(115)	(117)	(130)
Direct two-way	(9)	(10)	(9)	(9)	(16)	(11)	(12)

Total direct	(108)	(104)	(102)	(101)	(131)	(128)	(142)

Indirect one-way	(6)	(10)	6	(9)	(10)	(11)	(14)
Indirect two-way	(2)	(1)	(16)	(5)	(2)	(5)	(3)

Total indirect	(8)	(11)	(10)	(14)	(12)	(16)	(17)

Total gross disconnects	(116)	(115)	(112)	(115)	(143)	(144)	(159)

Net (loss)/gain
Direct one-way	(49)	(38)	(46)	(47)	(57)	(55)	(77)
Direct two-way	(4)	(5)	(6)	(3)	(12)	(5)	(7)

Total direct	(53)	(43)	(52)	(50)	(69)	(60)	(84)

Indirect one-way	(3)	(7)	7	(7)	(7)	(8)	(11)
Indirect two-way	(1)	1	(16)	(4)	(1)	(4)	12

Total indirect	(4)	(6)	(9)	(11)	(8)	(12)	1

Total net change	(58)	(49)	(60)	(61)	(77)	(72)	(83)

Ending units in service
Direct one-way	1,510	1,559	1,599	1,645	1,692	1,749	1,804
Direct two-way	93	97	100	106	109	121	126

Total direct	1,603	1,656	1,699	1,751	1,801	1,870	1,930

Indirect one-way	68	71	75	68	75	82	90
Indirect two-way	50	52	54	70	74	75	79

Total indirect	118	123	129	138	149	157	169

Total ending units in service	1,721	1,779	1,828	1,889	1,950	2,027	2,099

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)

AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)

(Unaudited)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10

ARPU
Direct one-way	$7.97	$8.10	$8.05	$8.05	$8.07	$8.05	$8.16
Direct two-way	21.60	22.05	22.23	22.57	23.11	23.55	23.61

Total direct	8.77	8.92	8.89	8.92	9.01	9.06	9.17

Indirect one-way	7.28	7.57	8.44	9.13	9.60	8.87	8.78
Indirect two-way	4.77	4.77	4.31	3.98	4.09	4.25	4.84

Total indirect	6.22	6.40	6.49	6.48	6.86	6.65	7.04

Total one-way	7.94	8.08	8.07	8.09	8.14	8.09	8.19
Total two-way	15.71	16.04	15.41	14.96	15.54	16.06	16.76

Total paging ARPU	$8.59	$8.74	$8.72	$8.74	$8.85	$8.87	$9.00

Gross disconnect rate (b)
Direct one-way	-6.4%	-6.0%	-5.7%	-5.5%	-6.6%	-6.5%	-6.9%
Direct two-way	-9.5%	-9.3%	-7.5%	-8.5%	-13.0%	-8.5%	-9.1%

Total direct	-6.5%	-6.2%	-5.8%	-5.7%	-7.0%	-6.6%	-7.1%

Indirect one-way	-8.1%	-8.1%	11.9%	-12.1%	-12.5%	-12.8%	-13.7%
Indirect two-way	-3.1%	-4.5%	-26.4%	-5.8%	-2.6%	-6.8%	-4.9%

Total indirect	-6.0%	-6.6%	-8.1%	-8.9%	-7.7%	-9.9%	-10.1%

Total one-way	-6.4%	-6.1%	-5.0%	-5.7%	-6.8%	-6.8%	-7.3%
Total two-way	-7.3%	-7.6%	-15.2%	-7.4%	-9.0%	-7.9%	-7.7%

Total paging gross disconnect rate	-6.5%	-6.2%	-6.0%	-5.9%	-7.0%	-6.9%	-7.3%

Net (loss)/gain rate (c)
Direct one-way	-3.2%	-2.5%	-2.9%	-2.7%	-3.2%	-3.1%	-4.1%
Direct two-way	-4.1%	-3.1%	-3.6%	-4.6%	-9.5%	-4.2%	-5.0%

Total direct	-3.2%	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%

Indirect one-way	-4.5%	-5.3%	14.6%	-9.8%	-9.2%	-9.8%	-10.5%
Indirect two-way	-2.3%	-3.0%	-25.8%	-4.6%	-0.9%	-4.7%	17.1%

Total indirect	-3.6%	-4.3%	-6.6%	-7.2%	-5.1%	-7.4%	0.7%

Total one-way	-3.2%	-2.6%	-2.2%	-3.0%	-3.5%	-3.4%	-4.4%
Total two-way	-3.5%	-3.1%	-12.7%	-4.6%	-6.1%	-4.4%	2.5%

Total paging net loss rate	-3.3%	-2.7%	-3.2%	-3.2%	-3.8%	-3.5%	-3.8%

(a)	Slight variations in totals are due to rounding.
(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service.
(c)	Net (loss)/gain rate is net current period placements and disconnected units in service divided by prior period ending units in service.

USA MOBILITY, INC. (WIRELESS)

SUPPLEMENTAL INFORMATION BY MARKET SEGMENT (a)

(Unaudited)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10

Gross placement rate (b)
Healthcare	3.9%	4.5%	3.3%	3.4%	3.9%	4.4%	3.5%
Government	2.6%	2.1%	1.9%	1.5%	3.1%	1.9%	1.8%
Large enterprise	2.1%	2.1%	2.3%	2.2%	1.9%	2.6%	2.1%
Other	1.9%	2.0%	2.5%	2.3%	2.5%	2.0%	2.4%

Total direct	3.3%	3.6%	2.9%	2.8%	3.4%	3.5%	2.9%
Total indirect	2.4%	2.3%	1.6%	1.7%	2.6%	2.5%	10.9%

Total	3.3%	3.5%	2.8%	2.7%	3.3%	3.4%	3.5%

Gross disconnect rate (b)
Healthcare	-5.7%	-5.0%	-4.7%	-4.4%	-5.7%	-5.2%	-4.9%
Government	-8.3%	-8.7%	-7.6%	-7.3%	-8.3%	-8.3%	-9.1%
Large enterprise	-7.0%	-7.1%	-6.2%	-7.0%	-9.7%	-8.3%	-10.3%
Other	-8.9%	-9.0%	-9.2%	-8.6%	-9.3%	-9.6%	-11.0%

Total direct	-6.5%	-6.2%	-5.8%	-5.7%	-7.0%	-6.6%	-7.1%
Total indirect	-6.0%	-6.6%	-8.1%	-8.9%	-7.7%	-9.9%	-10.1%

Total	-6.5%	-6.2%	-6.0%	-5.9%	-7.0%	-6.9%	-7.3%

Net loss rate (b)
Healthcare	-1.8%	-0.5%	-1.4%	-1.1%	-1.8%	-0.8%	-1.4%
Government	-5.7%	-6.6%	-5.7%	-5.9%	-5.2%	-6.4%	-7.4%
Large enterprise	-4.9%	-5.0%	-3.9%	-4.8%	-7.8%	-5.7%	-8.1%
Other	-7.0%	-6.9%	-6.8%	-6.3%	-6.8%	-7.6%	-8.6%

Total direct	-3.2%	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%
Total indirect	-3.6%	-4.3%	-6.6%	-7.2%	-5.1%	-7.4%	0.7%

Total	-3.3%	-2.7%	-3.2%	-3.2%	-3.8%	-3.5%	-3.8%

End of period units in service % of total (b)
Healthcare	61.7%	60.9%	59.5%	58.3%	57.1%	56.1%	54.5%
Government	12.3%	12.6%	13.1%	13.5%	13.9%	14.1%	14.4%
Large enterprise	9.6%	9.8%	10.0%	10.1%	10.2%	10.7%	10.9%
Other	9.5%	9.7%	10.3%	10.8%	11.2%	11.4%	12.1%

Total direct	93.1%	93.0%	92.9%	92.7%	92.4%	92.3%	91.9%
Total indirect	6.9%	7.0%	7.1%	7.3%	7.6%	7.7%	8.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.
(b)	Changes in the classification of units in service are reflected in the quarter when such changes are identified. Such changes are then appropriately reflected in calculating the gross placement, gross disconnect and net (loss)/gain rates.

USA MOBILITY, INC. (WIRELESS)

SUPPLEMENTAL INFORMATION - DIRECT UNITS IN SERVICE AND CELLULAR

ACTIVATIONS (a)

(Unaudited)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10

Account size ending units in service (000’s)
1 to 3 units	69	74	79	84	88	95	101
4 to 10 units	42	45	48	52	54	58	62
11 to 50 units	99	106	114	123	130	140	149
51 to 100 units	61	68	72	76	79	86	92
101 to 1,000 units	399	411	424	436	456	483	499
>1,000 units	933	952	962	980	994	1,008	1,027

Total	1,603	1,656	1,699	1,751	1,801	1,870	1,930

End of period units in service % of total direct
1 to 3 units	4.3%	4.4%	4.7%	4.8%	4.9%	5.1%	5.2%
4 to 10 units	2.6%	2.7%	2.8%	2.9%	3.0%	3.1%	3.2%
11 to 50 units	6.2%	6.4%	6.7%	7.0%	7.2%	7.5%	7.7%
51 to 100 units	3.8%	4.1%	4.2%	4.4%	4.4%	4.6%	4.8%
101 to 1,000 units	24.9%	24.8%	25.0%	24.9%	25.3%	25.8%	25.9%
>1,000 units	58.2%	57.6%	56.6%	56.0%	55.2%	53.9%	53.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units	-5.9%	-6.3%	-6.2%	-4.8%	-7.0%	-5.8%	-7.6%
4 to 10 units	-6.4%	-6.8%	-6.2%	-5.0%	-7.5%	-6.0%	-5.3%
11 to 50 units	-6.4%	-6.5%	-7.7%	-5.1%	-7.3%	-6.1%	-5.8%
51 to 100 units	-10.4%	-5.4%	-5.7%	-4.2%	-7.9%	-6.5%	-4.4%
101 to 1,000 units	-2.9%	-3.3%	-2.7%	-4.2%	-5.6%	-3.3%	-3.7%
>1,000 units	-2.1%	-1.0%	-1.8%	-1.5%	-1.3%	-1.9%	-3.7%

Total	-3.2%	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%

Account size ARPU
1 to 3 units	$15.62	$15.74	$15.57	$15.57	$15.48	$15.37	$15.28
4 to 10 units	14.52	14.65	14.53	14.56	14.51	14.35	14.37
11 to 50 units	12.30	12.38	12.19	12.26	12.18	12.01	11.86
51 to 100 units	10.59	10.68	10.59	10.72	10.69	10.76	10.67
101 to 1,000 units	8.90	9.10	9.00	9.00	8.82	8.93	9.00
>1,000 units	7.42	7.49	7.47	7.43	7.64	7.63	7.80

Total	$8.77	$8.92	$8.89	$8.92	$9.01	$9.06	$9.17

Cellular revenue
Number of activations	1,236	4,370	2,191	1,990	1,885	1,885	2,354

Revenue from cellular services (000’s)	$315	$1,199	$684	$499	$532	$624	$708

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)

CONSOLIDATED OPERATING EXPENSES SUPPLEMENTAL INFORMATION (a)

(Unaudited and in thousands)

	For the three months ended
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10

Cost of products sold	$423	$1,171	$663	$1,051	$819	$1,134	$1,209

Service, rental and maintenance
Site rent	5,438	5,962	6,881	7,629	8,042	8,283	9,079
Telecommunications	2,721	2,868	3,099	3,066	3,341	3,467	3,831
Payroll and related	3,896	4,124	4,293	4,319	4,199	4,444	4,586
Stock based compensation	6	6	5	6	5	7	6
Other	1,133	1,251	1,538	1,201	1,234	974	1,439

Total service, rental and maintenance	13,194	14,211	15,816	16,221	16,821	17,175	18,941

Selling and marketing
Payroll and related	2,122	2,293	2,494	2,627	2,659	2,814	2,964
Commissions	873	1,285	1,002	1,007	1,163	1,367	1,164
Stock based compensation	16	16	17	17	17	22	17
Other	401	352	320	264	221	191	412

Total selling and marketing	3,412	3,946	3,833	3,915	4,060	4,394	4,557

General and administrative
Payroll and related	5,115	5,397	5,677	6,118	5,719	6,621	6,912
Stock based compensation	218	215	203	223	15	242	240
Bad debt	276	(150)	393	547	571	594	713
Facility rent	701	723	726	856	992	1,326	1,354
Telecommunications	401	394	443	480	518	603	657
Outside services	2,335	2,427	5,186	2,385	2,463	3,185	3,267
Taxes, licenses and permits	1,327	2,190	1,332	1,097	1,276	1,836	1,591
Other	1,177	1,155	1,280	3,123	1,353	1,517	1,078

Total general and administrative	11,550	12,351	15,240	14,829	12,907	15,924	15,812

Severance and restructuring	28	17	33	1,738	86	41	314
Depreciation, amortization and accretion	3,407	3,618	4,032	4,226	5,899	6,698	7,304

Operating expenses	$32,014	$35,314	$39,617	$41,980	$40,592	$45,366	$48,137

Capital expenditures	$1,758	$1,721	$1,494	$4,720	$1,730	$563	$1,725

(a)	Slight variations in totals are due to rounding.